MAA
Capital Markets Update
August 2010
Mid-America Apartment Communities, Inc.

MAA
Successful Company Platform
  Sixteen Year Record of Success
 • Sector Leading Long-Term Shareholder Return
 • Full Cycle Performer
 • S&P Small-Cap 600
 • Strong Corporate Governance
  Disciplined Capital Deployment
 • Value Investor - Acquisitions Focused
 • Extensive Network & Deal Flow
 • Proven Success with Joint Ventures
  High Quality Multifamily Portfolio
 • High Growth Sunbelt Region Focus
 • Young Portfolio
 • Unique Two-Tier Market Strategy
 • Sophisticated Operating Platform
  Strong Balance Sheet
 • Capacity to Pursue Opportunities
 • Superior Ratios
 − Dividend Payout
 − Leverage
 − Fixed Charge

8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010E
Sector Average
MAA

MAA
Repositioned portfolio
and strengthened
platform = stronger “up”
cycle performance profile
2004-2010E
	NOI	Std Dev
MAA	2.1%	3.7%
Sector	1.6%	4.7%
2000-2010E
	NOI	Std Dev
MAA	1.0%	3.7%
Sector	0.9%	5.2%
Source: Green Street Residential REIT Update and company filings.
Outperforming Sector Over Full Cycle
Better full cycle performance, with lower volatility, drives stronger and more consistent long-term performance for shareholders.

- Annual dividend growth 1.4% above sector average

MAA Annual Dividend
$2.50
$2.40
$2.30
$2.20
$2.10
$2.00
$1.90
$1.80
$1.70
$1.60
$1.50
1995
1998
2001
2004
2007
2010Fcst

15 Year Compounded Dividend Growth
3.0%
2.0%
1.0%
0.0%
2.1%
0.7%
MAA
Sector

MAA
  Unique full cycle strategy, strong
 operating platform & disciplined
 capital deployment have produced
 high quality earnings and cash flow
  Stable and growing dividend for
 shareholders over last 15 years
  One of only three apartment REITs with
 no dividend cut in 15 years
  FFO Payout (67%) below sector
 average, despite never cutting dividend
  Dividend two-thirds of 14.2% total
 annual return to shareholders over last
 10 years
Source: SNL financial research and Key Bank Capital Markets Update 8-6-10.
Full Cycle Performer - Dividend Stability

400,000
300,000
200,000
100,000
0
-100,000
-200,000
-300,000
Units, trailing 12 months
Absorption
New Completions
Net Completions
Jan-96
Jan-97
Jan-98
Jan-99
Jan-00
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
Jan-13

MAA
Source: Witten Advisors.
Recovery Cycle Underway
MAA is particularly well positioned for strong positive absorption trends that will exceed national norms

70.0%
69.0%
68.0%
67.0%
66.0%
65.0%
64.0%
63.0%
62.0%
61.0%
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010

MAA
Apartment New Completions
	Average 1999-2009	Projected Average 2010-2014	% Drop in Average Annual Supply
All MAA Markets	65,522	29,261	55.3%
Large MAA Markets	52,459	22,512	57.1%
Secondary MAA Markets	13,063	6,748	48.3%
U.S	133,254	79,943	40.0%
West	34,066	23,768	30.2%
Northeast	12,293	8,983	26.9%
Midwest	13,127	8,801	33.0%
South Atlantic	43,095	25,132	41.7%
Southwest	30,675	13,260	56.8%
U.S. Home Ownership Rate
Source: Economy.com and U.S. Census Bureau.
Recovery Cycle Underway
  Completions next four years projected to drop > 55% from historical levels in MAA’s markets. This compares to a 40% drop nationally.
  The U.S. home ownership rate has dropped from a high of 69.2% to a current rate of
 66.9%; expected to reach 63% to 64% range (1.1 million new renters for every 1%)

Annual Household Growth - 2011 to 2015
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
MAA Large Markets
All MAA Markets
MAA Secondary Markets
National
Market Segment

MAA
Source: Economy.com
Household formation trends in MAA
markets exceed national outlook
High Growth Region = Higher Demand
  Pro-Business Environment
  Greater Access to Labor and Land
  Strong Distribution And Logistics
 Structure
  Positive Demographic Flow
  Lower Cost of Living
  Expanding Import/Export Activities
  Lower Taxes
  Higher Job Growth and Household
 Formation Trends

-

- Both large and secondary MAA markets are expected to drop below national MSA trends.

20.0%
10.0%
0.0%
-10.0%
-20.0%
-30.0%
-40.0%
-50.0%
-60.0%
-70.0%
-80.0%
-90.0%
2004
2005
2006
2007
2008
2009
2010E
Total All MSAs
MAA Markets
Large MAA Markets
Secondary MAA Markets

MAA
Portfolio
Stability
MAA’s large markets are at a lower
relative supply level than all other
market segments
2005 peak of 120k permits in
MAA markets, dropped to
estimated 25k in 2010 (80%
drop from peak to trough)
% Change in Permits Issued 5+ Units
Source: U.S. Census Bureau.
Recovery Cycle Underway
  Dramatic fall-off in permits support outlook for minimal new supply pressure next three + years.

4.5%
4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
0.0%
1.0%
2.7%
3.8%
3.3%
2.6%
2010
2011
2012
2013
2014
Top 25 REIT Markets
MAA Markets

2.6%
2.1%
1.5%
5 Yr Avg

MAA
Source: Economy.com.
Job Growth Projections by Market
5 Yr Projected Growth
Recovery Cycle Underway
Job growth in MAA markets is projected to exceed national average and the top 25 REIT markets (80% of apartment sector properties).

Physical Occupancy
MAA vs. REIS
96.0
95.0
94.0
93.0
92.0
91.0
90.0
89.0
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009

MAA
6/30/10 YTD	MAA Rents Over (Under) Market	MAA Occupancy Over (Under) Market	Revenue Over (Under) Market
Phoenix	2.2%	4.4%	6.7%
Raleigh	0.0%	3.0%	3.0%
Savannah	6.7%	9.2%	16.0%
Ft. Lauderdale	6.0%	4.5%	10.6%
San Antonio	0.0%	4.4%	4.4%
Tallahassee	5.9%	5.9%	11.8%
Tampa	3.9%	6.3%	10.2%
Winston Salem	8.8%	7.1%	15.9%
Little Rock	3.5%	5.0%	8.4%
All MAA Markets	3.9%	5.9%	9.5%
Large Markets	4.3%	6.1%	10.4%
Secondary Markets	3.3%	5.6%	8.9%
Average
spread
170 bps
MAA
REIS
MAA outperforms region/market norms
Strong Operating Platform
  Based on data through the first half of 2010, MAA rents were 3.9% above its market comps and occupancy was 5.9% above the REIS market average
  The 2010 occupancy trend is a continuation of historical out-performance

4.0%
2.0%
0.0%
-2.0%
-4.0%
-6.0%
-8.0%
-10.0%
3.0%
2.0%
1.0%
0.0%
-1.0%
-2.0%
-3.0%
-4.0%
-5.0%
Jan '09
Feb '09
Mar '09
Apr '09
May '09
June '09
July '09
Aug '09
Sept '09
Oct '09
Nov '09
Dec '09
Jan '10
Feb '10
Mar '10
Apr '10
May '10
Jun '10
Jul '10
New Lease Rent Growth %
Renewal Rent Growth %
Blended Rent % Growth

MAA
New Lease &
Renewal
Rent Growth
Blended
Rent Growth
%
Sharp recovery in pricing is underway. Pricing for new residents is expected to exceed renewal pricing later this year and will drive meaningful recovery in overall pricing and revenues.
Lease Over Lease Rent Growth
Recovery Cycle Underway

MAA
New Value Growth Opportunities
  Sixteen year track record focused
 exclusively on sourcing, underwriting,
 financing and closing on apartment
 properties in the Sunbelt Region
  Deal flow has significantly increased in
 past 60 days
  Well established record of performance
 for sellers; MAA active with all transaction
 market participants in the region
  MAA is in a very strong position to
 execute for sellers
  Meaningful ‘relative’ opportunity for MAA
 external growth over the next few years

MAA
New Value Growth Opportunities
  Active current deal flow with lenders,
 developers and distressed
 financing/liquidity needs
  $102MM acquisitions (1,192 units)
 year-to-date
  Additional $138MM in final contract
 stages
  Of the combined deals closed and in
 final contract phases:
 • $196MM in distressed lease-up or
 new construction
 • $44MM in distressed stabilized
 properties, JV deals
  Joint-Venture program expands field
 of opportunity

2.8
2.7
2.6
2.5
2.4
MAA
Sector

70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010Fcst
Debt/Gross Assets
Debt+Pref/Gross Assets

8.4
8.2
8.0
7.8
7.6
7.4
7.2
7.0
6.8
6.6
6.4
MAA
Sector

MAA
Fixed Charge Coverage
Debt to EBITDA
Balance Sheet in Strong Position
  Balance Sheet significantly
 strengthened over last ten years
  Total leverage (Debt + Preferred)
 reduced 17% over last ten years
  Debt to EBITDA and fixed charge
 coverage better than sector median

AFFO Multiple

30.0
25.0
20.0
15.0
10.0
AVB BRE PPS EQR ESS UDR CPT HME AIV AEC CLP MAA

35.0
30.0
25.0
20.0
15.0
10.0
AVB AIV PPS BRE ESS EQR UDR CLP CPT HME AEC MAA

MAA
FFO Multiple
Source: SNL financial research.
Attractive Pricing Opportunity
  MAA trades at a discount to sector average despite an established record of long-term out performance, solid prospects for strong performance from same store portfolio and growing opportunities for accelerating new growth.
  At sector FFO multiple average of 19.0, MAA share price would be $70.00;
 approximately a 25% premium to current trading range.

MAA
Why Buy MAA
  High-growth region, strong operating
 platform well positioned for recovery
  Solid prospects for robust internal
 growth over the next few years;
 demonstrated competitive ‘recovery
 cycle’ performance
  Strong balance sheet and extensive
 deal flow; well positioned to capture
 meaningful new growth
  Dividend pay-out ratio that is better than
 sector average
  Implied cap rate pricing compared to
 sector that discounts long-term historical
 performance and near-term outlook
  FFO/AFFO multiple that discounts outlook
 for internal growth and new growth as
 compared to sector
  Meaningful upside opportunity associated
 with capturing ‘sector average’ pricing

MAA
End of Presentation
Certain matters in this presentation may constitute forward-looking statements within the meaning of Section 27-A of the Securities Act of 1933 and Section 21E of the Securities and Exchange Act of 1934. Such statements include, but are not limited to, statements made about anticipated economic and market conditions, expectations for future demographics, the impact of competition, general changes in the apartment industry, expectations for acquisition and joint venture performance, and the ability to obtain financing at reasonable rates. Actual results and the timing of certain events could differ materially from those projected in or contemplated by the forward-looking statements due to a number of factors, including a downturn in general economic conditions or the capital markets, competitive factors including overbuilding or other supply/demand imbalances in some or all of our markets, changes in interest rates and other items that are difficult to control such as the impact of legislation, as well as the other general risks inherent in the apartment and real estate businesses. Reference is hereby made to the filings of Mid-America Apartment Communities, Inc., with the Securities and Exchange Commission, including quarterly reports on Form 10
-Q, reports on Form 8-K, and its annual report on Form 10-K, particularly including the risk factors contained in the latter filing.